EXHIBIT 23.1


          INDEPENDENT AUDITORS' CONSENT

          We consent to the incorporation by reference in this Registration Statement of Ballard Medical Products on Form S-3 of our reports dated November 8, 1996, appearing in and incorporated by reference in the Annual Report on Form 10-K of Ballard Medical Products for the year ended September 30, 1996.


                                             Deloitte & Touche LLP
                                             Salt Lake City, Utah
                                             December 20, 1996